Exhibit 23.1
to Registration Statement
Registration No. 333-84276

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
CenturyTel, Inc.:

            We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                                                                            /s/ KPMG LLP

Shreveport, Louisiana
April 29, 2002